Beginning on January 29, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Idaho Tax-Exempt Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website (www.saturna.com/reports), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800-SATURNA (800-728-8762) or by sending an e-mail request to Idaho Tax-Exempt Fund at info@saturna.com.

Beginning on January 2, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800-SATURNA (800-728-8762) or send an e-mail request to Idaho Tax-Exempt Fund at info@saturna.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Idaho Tax-Exempt Fund

Ticker Symbol: NITEX

March 27, 2019

SUMMARY PROSPECTUS

Before you invest, you may want to review Idaho Tax-Exempt Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareowners, online at www.saturna.com/prospectus. You can also get this information at no cost by calling 1-800-728-8762 or by sending an email request to info@saturna.com. The Fund's prospectus and statement of additional information, both dated March 27, 2019, are incorporated by reference into this Summary Prospectus.

Idaho Tax-Exempt Fund

NITEX

Investment Objective

Idaho Tax-Exempt Fund seeks to provide income free from federal income, federal alternative minimum, and Idaho state income taxes. Preservation of capital is a secondary objective.

Fees and Expenses

This section describes the fees and expenses that you may pay if you buy and hold shares of the Idaho Tax-Exempt Fund.

Shareowner Fees

None.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%
Other Expenses	0.18%
Total Annual Fund Operating Expenses	0.68%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$69	$218	$379	$847

When you buy shares through a financial intermediary, that intermediary may charge a transaction fee or commission which is not reflected in the expenses table or example. Purchases and redemptions of Fund shares will be made at the daily net asset value established by the Fund (before imposition of a commission).

Portfolio Turnover

The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 13.21% of the average value of its portfolio.

Principal Investment Strategies

Idaho Tax-Exempt Fund invests in debt securities issued by the State of Idaho and its political subdivisions. These municipal bonds, notes, and commercial paper may be in various forms, including general obligation bonds, revenue bonds, mortgage bonds, certificates of participation, local improvement district bonds, and refunding bonds.

The Fund buys investment grade bonds, meaning those rated BBB or higher by a national bond rating agency (e.g., Standard & Poor's), or, if unrated, of equivalent quality in the opinion of the adviser, considered at the time of purchase. At least 40% of bonds that the Fund buys must be rated A or higher or, if unrated, of equivalent quality, on a similar basis. Factors used in bond evaluations include such information as the bond district's financial position, population size, employment trends, economic activity, and diversification. The portfolio's dollar-weighted average effective maturity is expected to range between 6 and 15 years. In accordance with the fundamental investment policies of the Fund, under normal circumstances, at least 80% of net assets are invested in debt securities generating income exempt from both federal and Idaho income tax.

Principal Risks of Investing

Market risk: The value of the Fund's shares rises and falls as the market value of the securities in which the Fund invests goes up and down. The market value of securities will fluctuate, sometimes significantly and unpredictably, with stocks generally being more volatile than bonds. When you redeem your shares, they may be worth more or less than what you paid for them. Only consider investing in the Fund if you are willing to accept the risk that you may lose money.

Investment strategy risk: Because the Fund concentrates its investments primarily in Idaho municipal securities, its investments are susceptible to factors adversely affecting Idaho. These factors include economic and financial trends as well as political conditions in Idaho and its political subdivisions. Investing primarily in Idaho bonds means the Fund is less diversified than some other types of mutual funds. Concentrating investments in a single state or a small number of security issues may lead to underperformance compared to investments selected in greater number and/or from a wider universe.

Tax risk: The Fund is vulnerable to tax rate changes, either at the Idaho or federal level, since part of municipal securities' value is derived from the recipient's ability to exclude interest payments from taxation. Should this exclusion be reduced, the market for municipal securities, and consequently the Fund's share value, may be adversely affected.

Idaho Tax-Exempt Fund

NITEX

Interest rate risk: Investing in bonds includes the risk that as interest rates rise, bond prices will fall. Conversely, during periods of declining interest rates bond prices generally rise, but bond issuers may call or prepay the bond and reissue debt at lower interest rates. The longer a bond's maturity, the more sensitive the bond is to interest rate changes.

Call risk: Bonds with embedded callable options also contain an element of prepayment or call risk. When interest rates decline, issuers can retire their debt and reissue bonds at a lower interest rate.

Credit risk: Investing in bonds includes the risk that an issuer will not pay interest or principal when due, or the issuer may default altogether. If an issuer's credit quality is perceived to decline, the value and liquidity of the issuer's bonds may also decline.

State-specific bond risk: Investing only in Idaho bonds means the Fund has greater exposure to events in that state. Factors such as political, economic, and financial trends in the state of Idaho can affect market prices for the Fund's holdings.

Liquidity risk: Liquidity risk exists when particular investments are difficult to sell and may be more difficult to value. If the Fund is forced to sell these investments during unfavorable conditions to meet redemptions or for other cash needs, the Fund may lose money on its investments. As a result, the Fund may be unable to achieve its objective.

Performance

Annual Total Return

The following bar chart presents the calendar year total returns of the Fund before taxes. The bar chart provides an indication of the risks of investing in the Fund by showing changes in performance from year to year. A fund's past performance (before and after taxes) is not a guarantee of how a fund will perform in the future.

Performance data current to the most recent month-end and quarter-end are available on www.idahotaxexemptfund.com.

Best Quarter	Q1 2009	4.79%
Worst Quarter	Q4 2010	-3.27%

Average Annual Total Returns

The table below presents the average annual returns for the International Fund and provides an indication of the risks of investing in the Fund by showing how the Fund's average annual returns for 1, 5, and 10 years compare to those of a broad-based market index.

Periods ended December 31, 2018
	1 Year	5 Year	10 Year
Return before taxes	0.91%	2.61%	3.43%
Return after taxes on distributions	0.91%	2.60%	3.42%
Return after taxes on distributions and sale of Fund shares	1.19%	2.46%	2.98%
S&P Idaho Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	1.23%	4.21%	5.84%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates but do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor's tax situation and likely differ from those shown. After-tax illustrations are not relevant to retirement plans, corporations, trusts, or other investors that are taxed at special rates.

Idaho Tax-Exempt Fund

NITEX

In loss periods, the average after-tax total return may be higher than average annual total return because of an assumed deduction of losses from other income.

Investment Adviser

Saturna Capital Corporation is Idaho Tax-Exempt Fund's investment adviser.

Portfolio Manager

Mr. Phelps S. McIlvaine, a vice president of Saturna Capital Corporation, is the person primarily responsible for the day-to-day management of the Idaho Tax-Exempt Fund, which he has managed since 1995. Mr. Patrick T. Drum MBA, CFA, a portfolio manager and fixed income analyst of Saturna Capital Corporation, is the deputy portfolio manager, a role he assumed in 2015.

Purchase and Sale of Fund Shares

You may open an account and purchase shares by sending a completed application, a photocopy of a government-issued identity document, and a check made payable to the Idaho Tax-Exempt Fund.

The minimum intitial investment is $1,000 (for tax-sheltered accounts, there is no minimum).

Shareowners may purchase additional shares at any time in minimum amounts of $25.

Shareowners may redeem shares on any business day by several methods:

Written request

Write:   Idaho Tax-Exempt Fund
            Box N
            Bellingham, WA 98227-0596

Or Fax: 360-734-0755

Telephone request

Call: 800-728-8762 or 360-734-9900

Online

Visit: www.idahotaxexemptfund.com

Tax Information

The Fund's distribution of dividends paid from investments in Idaho bonds are generally not subject to federal or Idaho state income taxes. Interest on certain bonds, such as revenue bonds, may be subject to the federal alternative minimum income tax (AMT). Bonds subject to AMT do not count as satisfying the Fund's requirement to invest 80% of its net assets in debt securities generating tax-exempt income. Any ordinary income dividends or capital gain distributions you receive from the Fund may be subject to federal, state, and local income taxes.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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